EXHIBIT 99.3

Accrued Interest Date:                                Collection Period Ending:
25-Jul-01                                                             31-Jul-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
27-Aug-01                                                                     3

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Balances
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                                                                                        Initial           Period End
     Receivables                                                                 $1,489,992,840       $1,328,451,418
     Pre-Funding Account                                                            $99,965,067          $99,965,067
     Capitalized Interest Account                                                    $1,045,665             $503,261
     Reserve Account                                                                $22,349,893          $29,323,473
     Yield Supplement Overcollateralization                                          $8,157,907           $7,160,781
     Class A-1 Notes                                                               $329,000,000         $168,455,705
     Class A-2 Notes                                                               $448,000,000         $448,000,000
     Class A-3 Notes                                                               $499,000,000         $499,000,000
     Class A-4 Notes                                                               $274,000,000         $274,000,000
     Class B Notes                                                                  $31,800,000          $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $1,381,021,978
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                         $29,315,643
            Receipts of Pre-Paid Principal                                          $23,254,917
            Liquidation Proceeds                                                             $0
            Principal Balance Allocable to Purchased Receivables                             $0
            Release from Pre-Funding Account                                                 $0
         Total Receipts of Principal                                                $52,570,560

         Interest Distribution Amount
            Receipts of Interest                                                     $9,154,764
            Servicer Advances                                                                $0
            Reimbursement of Previous Servicer Advances                               ($391,371)
            Accrued Interest on Purchased Receivables                                        $0
            Recoveries                                                                       $0
            Capitalized Interest Payments                                              $167,754
            Net Investment Earnings                                                    $414,264
         Total Receipts of Interest                                                  $9,345,411

         Release from Reserve Account                                                        $0

     Total Distribution Amount                                                      $61,915,971

     Ending Receivables Outstanding                                              $1,328,451,418

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                         $2,547,223
     Current Period Servicer Advance                                                         $0
     Current Reimbursement of Previous Servicer Advance                               ($391,371)
     Ending Period Unreimbursed Previous Servicer Advances                           $2,155,851

Collection Account
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     Deposits to Collection Account                                                 $61,915,971
     Withdrawals from Collection Account
         Servicing Fees                                                              $1,150,852
         Class A Noteholder Interest Distribution                                    $5,518,560
         First Priority Principal Distribution                                               $0
         Class B Noteholder Interest Distribution                                      $144,690
         Regular Principal Distribution                                             $52,244,944
         Reserve Account Deposit                                                     $2,856,926
         Unpaid Trustee Fees                                                                 $0
         Excess Funds Released to Depositor                                                  $0
     Total Distributions from Collection Account                                    $61,915,971




                                  Page 1 of 3

Accrued Interest Date:                                Collection Period Ending:
25-Jul-01                                                             31-Jul-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
27-Aug-01                                                                     3

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Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                                 $0
         Release from Collection Account                                              $0
     Total Excess Funds Released to the Depositor                                     $0

Note Distribution Account
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     Amount Deposited from the Collection Account                            $57,908,193
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Noteholders                                              $57,908,193

Distributions
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     Monthly Principal Distributable Amount                              Current Payment       Ending Balance  Per $1,000     Factor
     Class A-1 Notes                                                         $52,244,944         $168,455,705     $158.80     51.20%
     Class A-2 Notes                                                                  $0         $448,000,000       $0.00    100.00%
     Class A-3 Notes                                                                  $0         $499,000,000       $0.00    100.00%
     Class A-4 Notes                                                                  $0         $274,000,000       $0.00    100.00%
     Class B Notes                                                                    $0          $31,800,000       $0.00    100.00%

     Interest Distributable Amount                                       Current Payment           Per $1,000
     Class A-1 Notes                                                            $806,960                $2.45
     Class A-2 Notes                                                          $1,590,400                $3.55
     Class A-3 Notes                                                          $1,954,417                $3.92
     Class A-4 Notes                                                          $1,166,783                $4.26
     Class B Notes                                                              $144,690                $4.55



Carryover Shortfalls
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                                                                               Prior
                                                                         Period Carryover      Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                           $0                   $0          $0
     Class A-2 Interest Carryover Shortfall                                           $0                   $0          $0
     Class A-3 Interest Carryover Shortfall                                           $0                   $0          $0
     Class A-4 Interest Carryover Shortfall                                           $0                   $0          $0
     Class B Interest Carryover Shortfall                                             $0                   $0          $0


Receivables Data
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                                                                        Beginning Period        Ending Period
     Number of Contracts                                                          62,102               60,940
     Weighted Average Remaining Term                                               47.54                46.59
     Weighted Average Annual Percentage Rate                                       7.61%                7.61%

     Delinquencies Aging Profile End of Period                             Dollar Amount           Percentage
         Current                                                          $1,195,971,871               90.03%
         1-29 days                                                          $119,679,694                9.01%
         30-59 days                                                          $10,215,846                0.77%
         60-89 days                                                           $1,758,736                0.13%
         90-119 days                                                            $825,271                0.06%
         120-149 days                                                                 $0                0.00%
         Total                                                            $1,328,451,418              100.00%
         Delinquent Receivables +30 days past due                            $12,799,853                0.96%





                                  Page 2 of 3

Accrued Interest Date:                                Collection Period Ending:
25-Jul-01                                                             31-Jul-01

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
27-Aug-01                                                                     3

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     Charge-offs
         Gross Principal Charge-Offs for Current Period                               $0
         Recoveries for Current Period                                                $0
         Net Losses for Current Period                                                $0

         Cumulative Realized Losses                                                   $0


     Repossessions                                                         Dollar Amount                Units
         Beginning Period Repossessed Receivables Balance                       $551,673                   21
         Ending Period Repossessed Receivables Balance                          $831,301                   34
         Principal Balance of 90+ Day Repossessed Vehicles                            $0                    0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                         $7,486,397
     Beginning Period Amount                                                  $7,486,397
     Ending Period Required Amount                                            $7,160,781
     Current Period Release                                                     $325,616
     Ending Period Amount                                                     $7,160,781
     Next Distribution Date Required Amount                                   $6,842,005

Capitalized Interest Account
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     Beginning Period Required Amount                                           $671,015
     Beginning Period Amount                                                    $671,015
     Net Investment Earnings                                                      $2,652
     Current Period Release to Depositor                                        $167,754
     Ending Period Required Amount                                              $503,261
     Ending Period Amount                                                       $503,261


Pre-Funding Account
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     Beginning Period Amount                                                 $99,965,067
     Net Investment Earnings                                                    $330,561
     Release to Servicer for Additional Loans                                         $0
     Current Period Release for Deposit to Collection Account                         $0
     Ending Period Amount                                                    $99,965,067

Reserve Account
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     Beginning Period Required Amount                                        $34,525,549
     Beginning Period Amount                                                 $26,466,547
     Net Investment Earnings                                                     $81,051
     Current Period Deposit                                                   $2,856,926
     Current Period Release to Collection Account                                     $0
     Current Period Release to Depositor                                              $0
     Ending Period Required Amount                                           $33,211,285
     Ending Period Amount                                                    $29,323,473




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